UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REAVES UTILITY INCOME FUND
(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc. Attn: JoEllen L. Legg 1290 Broadway, Suite 1100 Denver, CO 80203
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

(800) 644-5571

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 10, 2008

To the Shareholders of Reaves Utility Income Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Reaves Utility Income Fund (the “Fund”) will be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on Thursday, April 10, 2008 at 10:00 a.m. (Mountain time), for the following purposes:

1.  Shareholders of the Fund are being asked to elect two (2) Trustees of the Fund, to be elected by the holders of the Fund’s Common Shares (“Common Shares”) and holders of its Auction Market Preferred Stock (“Preferred Shares”), voting separately (PROPOSAL 1); and

2.  To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on February 29, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees

Edmund J. Burke

President

March 10, 2008

REAVES UTILITY INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

April 10, 2008

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Reaves Utility Income Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on Thursday, April 10, 2008, at 10:00 a.m. (Mountain time) at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof (the “Meeting”).  A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about March 10, 2008.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of The Bank of New York (“BNY”) the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”) the Fund’s administrator, and affiliates of BNY, ALPS or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by ALPS.  ALPS will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Fund shares.

THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUND AT 800-644-5571 OR VIA THE INTERNET AT WWW.UTILITYINCOMEFUND.COM.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the proposals listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.  Any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on February 29, 2008, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of capital stock: Common Shares and Auction Rate Cumulative Preferred Shares, (“Preferred Shares”) (together with the Common Shares, the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held. As of the Record Date, there were 22,677,000.602 Common Shares and 9,600 Preferred Shares outstanding.

The following table shows, as of December 31, 2007, the ownership of Common Shares and Preferred Shares by each of the Trustees, the Trustees and Officers of the Fund as a group and the persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares or Preferred Shares.  The address for each Trustee and executive officer of the Fund is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Name & Address	Percentage of Shares Held	Total Shares Owned
Common Shares
Michael F. Holland	Less than 1%	1,000
Everett L. Morris	Less than 1%	10,000
Larry Papasan	Less than 1%	2,000
All Trustees and Executive Officers as a group (10 persons)	Less than 1%	13,000
Merrill Lynch and Co., Inc. 4 World Financial Center New York, NY 10080	43.53%	9,870,801

First Clearing 901 East Byrd Street, 12th Floor Mail Code WS2491 Richmond, VA 23219	9.12%	2,068,690

Bank of New York Mellon Corp One Wall Street New York, NY 10286	5.88%	1,332,747
Preferred Shares
Merrill Lynch and Co., Inc. 4 World Financial Center New York, NY 10080	87.21%	8,372

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT TWO (2) TRUSTEES OF THE FUND

NOMINEES FOR THE BOARD OF TRUSTEES

The Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire.  Mary K. Anstine and Michael F. Holland have both been nominated by the Board of Trustees for a three-year term to expire at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Under the Fund’s Declaration of Trust, Statement of Preferences and the Investment Company Act of 1940, as amended (the “1940 Act”), holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Stock, voting as a single class, are entitled to elect the remaining Trustees, subject to the provisions of the 1940 Act and the Fund’s Declaration of Trust, Statement of Preferences and By-Laws. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees if dividends on the Fund’s Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. There are no Trustees to be elected solely by the holders of the Preferred Shares at this Annual Meeting of Shareholders.  On November 29, 2007, Robert E. Lee, one of the Trustees elected solely by the holders of the Preferred Shares, resigned.  The seat on the Board of Trustees formerly held by Mr. Lee is currently vacant.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that she/he has consented to serve as a Trustee if elected at the Meeting.  If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT TRUSTEES AND OFFICERS

Set forth in the table below are the nominees and existing Trustees for election to the Board of the Fund and officers, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Position(s), Address,(1) Age and Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years and Other Directorships Held

Non-Interested Trustees/Nominees

Mary K. Anstine Trustee Age: 67	Since 2004*

Trustee/Director of the Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and a member of the Advisory Board for the Girl Scouts Mile Hi Council. Formerly President & Chief Executive Officer of HealthONE Alliance; Executive & Vice President of First Interstate Bank of Denver.

Michael F. Holland Trustee Age: 63	Since 2004*

Chairman of Holland & Company. Director, Chairman of the Board, President and Treasurer of Holland Balanced Fund, Chairman of the Board and Trustee of State Street Master Funds. Trustee of the China Fund Inc., Taiwan Fund Inc. and Scottish Widows Emerging Market Fund.

Larry Papasan Trustee Age: 67	Since 2004**	Former Director, Chairman and President of Smith & Nephew, (orthopedic division). Trustee of Smith Seckman Reid, Inc., Chairman of Biomimetics Therauputics, Trustee of Triumph Bank, Trustee of

Cagenix Dental Company, Trustee Mimedx Inc., Trustee of AxioMed Spine, Trustee of Salumedica Orthopedics, Chairman of the Biblical Resource Center & Museum, Former Chairman of the University of Memphis Board of Visitors, Past Chairman of the Lebonheur Foundation, and Board Member of the Memphis Bioworks Foundation.

Interested Trustees(3)

W. Robert Alexander(4) Chairman and Trustee Age: 80	Since 2004***

Chief Executive Officer and Chairman of ALPS until September 30, 2005. Former Vice Chairman of First Interstate Bank of Denver, responsible for Trust, Private Banking, Retail Banking, Cash Management Services and Marketing. A member of the Board of Trustees of the Hunter and Hughes Trusts. Chairman of Financial Investors Trust, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Variable Insurance Trust.

Everett L. Morris (5)+ Trustee Age: 79	Since 2004**

Director/Trustee of the Phoenix Funds, a Director of Duff & Phelps Utilities Tax-Free Income Fund and Duff & Phelps Utilities and Corporate Bond Trust. Former Vice President and Director of W.H. Reaves and Co., Inc.

Officers

Edmund J. Burke President Age: 46	Since 2004

President, Financial Investors Trust; President, Financial Investors Variable Insurance Trust; Trustee and President, Clough Global Allocation Fund, Trustee and President, Clough Global Equity Fund; Trustee and President Clough Global Opportunities Fund; Trustee, Director and V.P. of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund.

Jeremy O. May Treasurer Age: 37	Since 2004

Mr. May is a Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an “affiliated person” of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg Secretary Age: 46	Since 2007

Ms. Legg is an Associate Counsel of ALPS Fund Services, Inc. She is currently the Secretary of the Westcore Funds, Utopia Funds, Financial Investors Trust and Reaves Utility Income Fund and Assistant Secretary of the Stone

Harbor Investment Funds. Prior to joining ALPS, she was Senior Counsel (Corporate and Securities) of Adelphia Communications Corporation from January 2005 to March 2007, an Associate at Patton Boggs LLP from February 2004 to January 2005 and an Associate at Fried, Frank, Harris, Shriver & Jacobson LLP from September 1998 to February 2004.

Michael T. Akins Chief Compliance Officer Age: 31	Since 2006

Deputy Chief Compliance Officer of ALPS. Mr. Akins is also Chief Compliance Officer of Financial Investors Trust, Clough Global Allocation Fund, Clough Global Opportunities Fund and Clough Global Equity Fund. He was also Compliance Officer and Assistant Vice President of UMB Financial Corp. and Account Manager at State Street Corp.

Kim Storms Assistant Treasurer Age: 35	Since 2005

Assistant Treasurer. Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an “affiliated person” of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund and Financial Investors Trust, Liberty All-Star Equity Fund, and Liberty All-Star Growth Fund; and Assistant Secretary of Ameristock Mutual Fund, Inc.

(1)  Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.

(2)  The Fund commenced operations on February 24, 2004.  The Fund’s Board of Trustees is divided into three classes, each class serves for a term of three years.  Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Fund’s 2008 Annual Meeting of Shareholders.
**	Term expires at the Fund’s 2009 Annual Meeting of Shareholders.
***	Term expires at the Fund’s 2010 Annual Meeting of Shareholders.
+	Trustees elected solely by holders of Preferred Stock.

(3)  “Interested person” of the Fund as defined in the 1940 Act.

(4)  Mr. Alexander is considered to be an “interested person” because of his affiliation with ALPS which acts as the Fund’s sponsor.

(5)  Mr. Morris is considered to be an “interested person” because of his affiliation with W.H. Reaves and Co., Inc., which acts as the Fund’s investment advisor.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH TRUSTEE AND NOMINEE FOR ELECTION AS TRUSTEE

Set forth in the table below is the dollar range of equity securities held in the Fund by each of the Fund’s Trustees. Since the Fund is not affiliated or associated with any “Fund Complex,” as defined under the 1940 Act, the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee is not applicable to the Fund.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund(1), (2)

W. Robert Alexander	None
Mary K. Anstine	None
Michael F. Holland	$10,001 – 50,000
Everett L. Morris	Over $100,000
Larry W. Papasan	$10,001 – 50,000

(1) This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2007.  “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2) Ownership amount constitutes less than 1% of the total shares outstanding.

The Fund pays each Trustee not affiliated with ALPS or Reaves or their affiliates, a quarterly retainer of $3,500 per year plus $1,500 per meeting attended in person and by telephone, together with the Trustee’s actual out-of-pocket expenses relating to their attendance at such meetings.  The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended October 31, 2007, amounted to $78,500.  During the fiscal year ended October 31, 2007, the Trustees of the Fund met four times.  Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he or she is a member.

AUDIT COMMITTEE REPORT

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent audit and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements, and (iv) the independent auditor’s qualifications, independence and performance.  The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement.  The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on February 5, 2008. The Charter was filed as Appendix A to the Fund’s Proxy Statement filed with the Securities and Exchange Commission on March 6, 2006.  As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders.  The independent accountants for the Fund report directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 14, 2007, the Audit Committee reviewed and discussed with management of the Fund and the independent accountants, Deloitte and Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2007, and discussed the audit of such financial statements with the independent accountants.

In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee also received from the independent accountants the written disclosures and statements required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and discussed the relationships between the independent accountants and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountants.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Fund’s independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2007.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Mary K. Anstine

Mike E. Holland

Larry W. Papasan

      December 14, 2007

The Audit Committee met two times during the fiscal year ended October 31, 2007. The Audit Committee is composed of three of the Fund’s independent (as such term is defined by the American Stock Exchange, Inc.’s listing  standards (the “AMEX Listing Standards”)) Trustees, namely Ms. Mary K. Anstine and Messrs. Mike F. Holland and Larry W. Papasan.  None of the members of the Audit Committee are “interested persons” of the Fund.

NOMINATING COMMITTEE

The Board of Trustees has a Nominating Committee composed of three independent trustees as such term is defined by the AMEX Listing Standards, namely Ms. Mary K. Anstine and Messrs. Mike F. Holland and Larry W. Papasan. The Nominating Committee did not meet during the fiscal year ended October 31, 2007.  None of the members of the Nominating Committee are “interested persons” of the Fund. The Nominating Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created.  The Nominating Committee will consider Trustee candidates recommended by shareholders.  In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders.  The Nominating Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund.

The shareholder recommendation described above must be sent to the Fund’s Secretary c/o ALPS Fund Services, Inc. The Fund’s Nominating Committee has not adopted a charter.  If a charter is adopted in the future, it will be available at the time on the Fund’s website (www.utilityincomefund.com).

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders.  No Trustees attended the Fund’s Second Annual Meeting of Shareholders in 2007.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended October 31, 2007.  Trustees and Officers of the Fund who are employed by ALPS or Reaves receive no compensation or expense reimbursement from the Fund.

Compensation Table For The Fiscal Period Ended October 31, 2007

Name of Person and Position	Aggregate Compensation Paid From the Fund*

W. Robert Alexander, Chairman of the Board and Trustee	None
Mary K. Anstine, Trustee	$20,000
Michael F. Holland, Trustee	$20,000
Robert E. Lee,(1) Trustee	$18,500
Everett L. Morris, Trustee	None
Larry Papasan, Trustee	$20,000

(1) Robert E. Lee resigned as Trustee on November 29, 2007.

*             Represents the total compensation paid to such persons during the fiscal year ended October 31, 2007 by the Fund.  The Fund is not a member or affiliate of any Fund Complex.

REQUIRED VOTE

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares represented at the Meeting, if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche (“Deloitte”), LLP 555 17th Street, 36th Floor, Denver, CO 80202, has been selected to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2008.  The Fund knows of no direct financial or material indirect financial interest of Deloitte in the Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in   connection with statutory and regulatory filings or engagements for fiscal years 2007 and 2006 were $29,300 and $27,500, respectively.

Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2007 and $0 in 2006.  These fees were for services typically provided by the principal accountant in connection with the agreed-upon procedures and reports of the Preferred Shares of the Fund.

Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,160 in 2007 and $3,850 in 2006.  These fees were for services for the review of federal and state income tax returns, December dividend distributions and compliance with Rule 89-91 of the Internal Revenue Code.

All other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $9,170 in 2007 and $8,000 in 2006.  These fees were for agreed-upon procedures performed by the principal accountant related to asset coverage requirements for the Preferred Shares by Fitch and Standard & Poors, as rating agencies for the Preferred Shares of the Fund.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and service providers controlling, controlled by or under common control with the Fund’s  investment adviser (“affiliates”) that provide on-going services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund.  The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services, his decision(s).  The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the  Audit Committee’s pre-approval responsibilities to other persons (other  than the Adviser or the Fund’s officers).  Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit.  All of the audit, audit-related and tax services described above for which Deloitte billed the Fund fees for the fiscal years ended  October 31, 2007 and October 31, 2006 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

W. H. Reaves and Co., Inc. is the Fund’s investment adviser, and its business address is 10 Exchange Place, Jersey City, New Jersey 07302.

ALPS is the administrator of the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Shares, to file reports of ownership and changes in ownership with the SEC and the AMEX and to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely on a review of the reports filed with the SEC and upon representations that no Forms 5 were required to be filed, the Fund believes that during fiscal 2007, all Section 16(a) filing requirements applicable to Fund officers, Trustees and greater than 10% beneficial owners were complied with.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election.  Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report dated April 30, 2008.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders may mail written communications to the full Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the full Board, the relevant Board committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the annual meeting of shareholders to be held in 2009 should be received by the Secretary of the Fund no later than October 10, 2008. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2009 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by October 10, 2008.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REAVES UTILITY INCOME FUND 1290 Broadway, Suite 1100 Denver, CO 80203	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Edmund J. Burke and Jeremy O. May, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Reaves Utility Income Fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203 on Thursday, April 10, 2008 at 10:00 a.m. (Mountain time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal No. 1 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name a ppears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

PLEASE SIGN ON REVERSE SIDE

PLEASE MARK YOUR VOTE WITH AN “X”

To elect two (2) Trustees of the Fund:
Common and Preferred Shares
(1) Mary K. Anstine
For Nominee [ ]	Withhold Authority [ ]

(2) Michael F. Holland
For All Nominees [ ]	Withhold For All Except

REAVES UTILITY INCOME FUND
Please be sure to sign and date this proxy.

Signature	Date

Co-Owner	Date

REAVES UTILITY INCOME FUND- AMPS PFD W28 ANNUAL MEETING TO BE HELD ON 04/10/08 AT 10:00 A.M. MDT			REAVES UTLITY INCOME FUND-COMMON
FOR HOLDERS AS OF 02/29/08	“ISSUER CONFIRMATION COPY - INFO ONLY”		04/10/08

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

FOR ALL NOMINEES

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING				WITHHOLD ALL–NOMINEES
NOMINEES
1	- 01 – MARY K. ANSTINE, 02 – MICHAEL F. HOLLAND			WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

“NOTE” SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☒

51 MERCEDES WAY EDGEWOOD NY 11717

C/O ALPS FUND SERVICES, INC.
1290 BROADWAY, SUITE 1100
DENVER, CO
	MATERIALS ELECTION			80203

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

☒

/ /
VIF11H			SIGNATURE(S)	DATE

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE. THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY,. IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ART MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN. PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE). THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY,  IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY

MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED,  WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS.  EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING. IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here	Fold and Detach Here

P.O. Box 9138

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585

REAVES UTILITY INCOME FUND- COMMON ANNUAL MEETING TO BE HELD ON 04/10/08 AT 10:00 A.M. MDT			REAVES UTLITY INCOME FUND-COMMON
FOR HOLDERS AS OF 02/29/08	“ISSUER CONFIRMATION COPY - INFO ONLY”		04/10/08

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

FOR ALL NOMINEES

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING				WITHHOLD ALL–NOMINEES
NOMINEES
1	- 01 – MARY K. ANSTINE, 02 – MICHAEL F. HOLLAND			WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

“NOTE” SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☒

51 MERCEDES WAY EDGEWOOD NY 11717

C/O ALPS FUND SERVICES, INC.
1290 BROADWAY, SUITE 1100
DENVER, CO
	MATERIALS ELECTION			80203

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

☒

/ /
VIF11H			SIGNATURE(S)	DATE

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE. THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY,. IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ART MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN. PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE). THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY,  IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY

MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED,  WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS.  EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING. IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here	Fold and Detach Here

P.O. Box 9138

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585

REAVES UTILITY INCOME FUND- AMPS PFD F7 ANNUAL MEETING TO BE HELD ON REAVES UTLITY INCOME FUND-COMMON
04/10/08 AT 10:00 A.M. MDT
FOR HOLDERS AS OF 02/29/08	“ISSUER CONFIRMATION COPY - INFO ONLY”		04/10/08

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

FOR ALL NOMINEES

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING				WITHHOLD ALL–NOMINEES
NOMINEES
1	- 01 – MARY K. ANSTINE, 02 – MICHAEL F. HOLLAND			WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

“NOTE” SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☒

51 MERCEDES WAY EDGEWOOD NY 11717

C/O ALPS FUND SERVICES, INC.
1290 BROADWAY, SUITE 1100
DENVER, CO
	MATERIALS ELECTION			80203

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

☒

/ /
VIF11H			SIGNATURE(S)	DATE

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE. THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY,. IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ART MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN. PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE). THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY,  IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY

MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED,  WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS.  EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING. IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here	Fold and Detach Here

P.O. Box 9138

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585

REAVES UTILITY INCOME FUND- AMPS PFD M7 ANNUAL MEETING TO BE HELD ON REAVES UTLITY INCOME FUND-COMMON
04/10/08 AT 10:00 A.M. MDT
FOR HOLDERS AS OF 02/29/08	“ISSUER CONFIRMATION COPY - INFO ONLY”		04/10/08

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

FOR ALL NOMINEES

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING				WITHHOLD ALL–NOMINEES
NOMINEES
1	- 01 – MARY K. ANSTINE, 02 – MICHAEL F. HOLLAND			WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

“NOTE” SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☒

51 MERCEDES WAY EDGEWOOD NY 11717

C/O ALPS FUND SERVICES, INC.
1290 BROADWAY, SUITE 1100
DENVER, CO
	MATERIALS ELECTION			80203

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

☒

/ /
VIF11H			SIGNATURE(S)	DATE

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE. THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY,. IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ART MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN. PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE). THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY,  IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY

MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED,  WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS.  EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING. IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here	Fold and Detach Here

P.O. Box 9138

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585